EXHIBIT 10 (ii)
---------------
                       AMENDED AND RESTATED NOTE


$20,000,000.00                                        Chicago, Illinois
                                           Dated:  As of April 29, 1997


     FOR VALUE RECEIVED, the undersigned, Banyan Strategic Realty Trust, a Massachusetts business trust ("Maker"), hereby promises to pay to the order of American National Bank and Trust Company of Chicago, a national banking association (hereinafter, together with its legal representatives, successors and assigns, referred to as the "Bank" or as the "holder" of this Amended and Restated Note), at its office at 33 North LaSalle Street, Chicago, Illinois 60690, or at such other place as the Bank may from time to time designate in writing, the principal sum of Twenty Million and 00/100 Dollars ($20,000,000.00) (the "Loan Amount"), or so much thereof as shall from time to time have been disbursed to or for the benefit of the Maker or otherwise outstanding and remain unpaid, together with interest at the Agreed Rate (defined below) per annum on the balance of said principal remaining from time to time unpaid, to be paid in lawful money of the United States of America as hereinafter provided.

1.   Definitions

     As used in this Amended and Restated Note, the following terms shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     A. "Advance". An advance of funds pursuant to or in respect of this Amended and Restated Note, the Loan Agreement, the Letter of Credit, the Reimbursement Agreement, the Mortgages or the Additional Collateral Documents.

     B.    "Additional Collateral Documents".  As defined in Paragraph 6.

     C. "Agreed Rate". The agreed rate of interest to be paid hereunder, namely, the Floating Rate for Floating Rate Funds, and the LIBOR Based Rate for LIBOR Based Funds.

     D. "Banking Day". A day on which banks are open for business in the Interbank Market and in Chicago, Illinois and also on which dealings in U.S. Dollar deposits are carried on in the Interbank Market.

     E. "Base Rate". The rate of interest announced or published publicly from time to time by the Bank as its prime or base rate of interest. The "Base Rate" is a base reference rate of interest adopted by the Bank as a general bench mark from which the Bank determines the floating interest rates chargeable on various loans to borrowers with varying degrees of creditworthiness, and Maker acknowledges and agrees that the Bank has made no representations whatsoever that the "Base Rate" is the interest rate actually offered by the Bank to borrowers of any particular creditworthiness or that the Bank does not extend credit to some parties at a lower interest rate.

     F. "Contract". Any contract made by the Bank in the Interbank Market to obtain the deposit with the Bank of the sum required to fund a LIBOR Portion for the respective Contract Period.


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     G.    "Contract Payment Date".  For each Contract, the date on which it matures, except that if the Contract matures on a day which is not a Banking Day, the date shall be the next succeeding day which is a Banking Day.

     H. "Contract Period". The term of a Contract, which shall be the period of time of either thirty (30), sixty (60), ninety (90), one hundred twenty (120), one hundred fifty (150), one hundred eighty (180), two hundred seventy (270) days or one (1) year (as available or any other available period expressly agreed to by the Bank and Maker) for which Maker elects to be charged interest on a LIBOR Portion at the LIBOR Based Rate. For any LIBOR Portion in respect of which the Bank chooses not to accept a deposit, the Contract Period thereof shall mean the period for which Maker has elected to be charged at the LIBOR Rate for a LIBOR Portion. Each Contract Period shall be subject to the following additional conditions:
(i) each such selection shall be irrevocable for the period so selected;
(ii) each Contract Period shall be selected in such a way that no Contract Period shall extend beyond the Maturity Date; (iii) if any Contract Period ends on a day other than a Banking Day, such Contract Period shall be extended to the next succeeding day which is a Banking Day.

      I. "Conversion Date". For interest computation purposes, and as may be appropriate, the effective date on which:

      (i) a LIBOR Portion (or a portion of the Loan funds included therein) becomes part or all of the Floating Rate Funds;

      (ii) the whole or a portion of the Floating Rate Funds becomes a part or all of a LIBOR Portion; or

      (iii) an expiring LIBOR Portion (or a portion of the Loan funds included therein) is converted into all or part of another LIBOR Portion, either because of the occurrence of the Contract Payment Date of the Contract corresponding to such expiring LIBOR Portion or because of the breakage, early termination, or other disposition of the Contract corresponding to such LIBOR Portion, or otherwise.

      J.      "Default".  As defined in Paragraph 5A.

      K. "Default Interest Rate". Three percent (3%) per annum plus the Floating Rate with respect to Floating Rate-Based Funds, and three percent (3%) per annum plus the LIBOR-Based Rate with respect to any LIBOR Portion.

      L. "Floating Rate". A daily rate of interest equal to the daily rate equivalent of one quarter of one percent (0.25%) per annum in excess of the Base Rate (computed on the basis of a 360 day year and actual days elapsed). Such rate shall fluctuate hereafter from time to time concurrently with, and in an amount equal to, each increase or decease in the Base Rate, whichever is applicable.

      M. "Floating Rate Funds". At any time, the portion of the outstanding principal balance of the Loan on which interest is being charged at the Floating Rate.



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      N.      "Funding Costs".  Any and all costs, expenses, penalties
and/or charges incurred by the Bank arising directly from or relating directly to, as the case may be, the early termination, breakage or other disposition of a Contract because of prepayment of a LIBOR Portion prior to the Contract Payment Date of the corresponding Contract or Maker's election to terminate such LIBOR Portion, or otherwise, all as determined by the Bank in its sole discretion.

      O. "Interbank Market". The interbank market, located in London, England, or, at the Bank's election, located in any other location satisfactory to the Bank, where the Bank, or any branch, subsidiary, parent or affiliate of the Bank, may purchase or sell to other banks deposits of U.S. dollars for fixed periods.

      P. "Letter of Credit". Any one or more letters of credit from time to time issued by the Bank in respect of the Loan and all subsequent amendments thereto, modifications and extensions thereof and replacements and substitutions therefor.

      Q. "LIBOR". For each Contract, the rate of interest per annum at which a deposit in U.S. Dollars in the sum equal to the corresponding LIBOR Portion is offered to the Bank in the Interbank Market for the Contract Period two Banking Days prior to the first day of such Contract Period. Each determination of LIBOR by the Bank shall be conclusive and binding for all purposes of this Amended and Restated Note in the absence of manifest error. The use of such offered interest rate to define LIBOR shall not obligate the Bank to accept a deposit in order to charge interest on a LIBOR Portion at the LIBOR Based Rate once Maker elects to be charged interest at such rate on a LIBOR Portion for a definite period.

      R. "LIBOR Based Funds". At any time, the portion of the outstanding principal balance of the Loan on which interest is being charged at the LIBOR Based Rate.

      S. "LIBOR Based Rate". For any given LIBOR Portion for its corresponding Contract Period, the rate of interest per annum obtained by adding the sum of (1) the quotient of (a) LIBOR for that Contract Period divided by (b) a percentage equal to 100% minus the Reserve Requirement applicable during such Contract Period (rounded upward, if necessary, to the next higher 1/100 of 1%), plus (2) 2.25% per annum, computed on the actual number of days elapsed and a year computed on the basis of a three hundred sixty (360) day year.

      T. "LIBOR Portion". Each portion (if there is more than one Contract in existence of the outstanding principal balance of the Loan on which, as a result of Maker's election, Maker is charged interest at the LIBOR Based Rate; each LIBOR Portion shall be in an amount which is an increment of One Hundred Thousand Dollars ($100,000) and no LIBOR Portion shall be less than One Million Dollars ($1,000,000).

      U.      "Loan".  The loan evidenced by this Amended and Restated
Note issued pursuant to the Loan Agreement.

      V. "Loan Agreement". That certain loan agreement between Maker and the Bank dated as of December 1, 1994, as amended by (a) Amendment to Loan Agreement dated as of December 1, 1994, (b) Second Amendment to Loan Agreement dated as of December 21, 1994, (c) Third Amendment to Loan Agreement dated as of December 18, 1995, (c) Fourth Amendment to Loan Agreement dated as of January 7, 1997, (e) Fifth Amendment to Loan Agreement dated as of March 7, 1997 and (f) Sixth Amendment to Loan Agreement of even date herewith, as the same hereafter may be amended from time to time.

      W.      "Loan Conversion".  As defined in Paragraph 2G.

      X.      "Loan Conversion Date".  As defined in Paragraph 2G.

      Y.      "Maturity Date".  As defined in Paragraph 2G.

      Z.      "Mortgages".  As defined in Paragraph 6A.

      AA.     "Mortgaged Premises".  As defined in Paragraph 6A.

      BB.     "Regulation D".  Regulation D of the Board of Governors of
the Federal Reserve System from time to time in effect, and any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

      CC.     "Reimbursement Agreement".  Any reimbursement agreements
which hereafter from time to time may be executed and delivered to Bank in respect of the Loan, in request of any letters of Credit, and all subsequent amendments thereto and modifications thereof.

      DD.     "Reserve Requirement".  With respect to any Contract Period, the reserve percentage applicable two (2) Banking Days before the first day of such Contract Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System, with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (as defined in Regulation D or otherwise in such regulations) or with respect to any other category of liabilities which includes deposits by reference to which the interest rate on a LIBOR Portion is determined.

      EE.     "Transfer".  As defined in Paragraph 7.

2.    Principal and Interest

      A. Pursuant to the Loan Agreement Maker may borrow from time to time prior to the Loan Conversion Date amounts which, together with all amounts drawn and available to be drawn under the Letter of Credit and together with all other amounts then outstanding hereunder, do not exceed the lesser of (i) $20,000,000, or (ii) an amount which, together with all other amounts outstanding from time to time under the $10,000,000 Note defined in Paragraph 5A(v) hereof, does not exceed sixty-five (65%) of the "Collateral Value" of the "Designated Properties" and "Designated Debt Instruments" (all as defined in the Loan Agreement), based upon and subject to certain standards, restrictions, limitations and requirements as set forth in


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the Loan Agreement; and as maker repays all or a portion of the outstanding balance thereof, and provided no Event of Default or Potential Event of Default has occurred as defined in the Loan Agreement, and provided that the additional standards, restrictions, limitations and requirements set forth in the Loan Agreement have been complied with, Maker may (until the Loan Conversion Date) borrow on a revolving loan basis additional funds up to the limit of aggregate amount outstanding at any time as set forth above (including certain additions to the Letter of Credit), and the amount so reborrowed shall thereupon be and become part of the principal indebtedness evidenced hereby.

      B. Subject to the provisions of this Amended and Restated Note governing the manner and method of determining, at any time and from time to time, how the rate of interest on any particular portion of the outstanding principal balance of the Loan shall be computed, charged and paid, the Agreed Rate of interest on the outstanding principal balance of the Loan from time to time remaining unpaid shall be paid at the Floating Rate on Floating Rate Funds, and at the LIBOR Based Rate on each corresponding LIBOR Portion. Loan funds shall always be deemed Floating Rate Funds except to the extent of the aggregate sum of any then existing LIBOR Portions, and except as otherwise expressly provided herein. Prior to a Default, no interest shall be payable on amounts available to be drawn under the Letter of Credit.

      C. Subject to the provisions of this Amended and Restated Note, Maker shall have the right to select as the applicable rate for the payment of interest on the amount of any Advance a rate based upon the LIBOR or the Floating Rate. The Bank must receive notification of such selection by Maker at least two (2) Banking Days prior to each Advance and if a rate based upon the LIBOR Based Rate is selected by Maker, then Maker must also advise the Bank at the time of such selection of the duration of the initial Contract Period applicable to such Advance. If Maker has not so advised the Bank of its selection of an applicable rate and Contract Period as aforesaid (or if the Bank shall make an Advance other than pursuant to a request of Maker made in accordance with the terms of the Loan Agreement) Maker shall be deemed to have selected a rate based upon the Floating Rate as the applicable rate for such advance.

      D. Any change in the Agreed Rate resulting from a change from the Floating Rate or the LIBOR Based Rate to any other of the LIBOR Based Rate or the Floating Rate shall be effective on the applicable Conversion Date.

      E. Interest at the Floating Rate on that portion of the unpaid principal balance of the Loan which are Floating Rate Funds shall be due and payable monthly in arrears, commencing on the first (1st) day of the first (1st) calendar month succeeding the calendar month in which the first
(1st) Advance of Floating Rate Funds is made and continuing on the first
(1st) day of each month thereafter, with a final payment of all accrued and unpaid interest in respect thereof due on the Maturity Date or any earlier date that the final payment of principal is due or paid.

      F. Interest at the LIBOR Based Rate on each portion of the unpaid principal balance of the Loan which is a LIBOR Portion shall be due and payable, in arrears, commencing on the first (1st) day of the first
(1st) calendar month following the calendar month in which the Contract Period begins, and continuing on the first (1st) day of each month during the Contract Period, and on the last day of such Contract Period, with a final payment of all current and unpaid interest in respect thereof due on the Maturity Date or any earlier date that the final payment of principal is due or paid. Interest on each LIBOR Portion shall also be paid when required as a result of the early termination, breakage or other disposition of the corresponding Contract.

      G.

              (i) Effective as of the loan Conversion Date the Loan will be automatically deemed converted (the "Loan Conversion") to a one (1) year term loan with interest on the principal balance from time to time outstanding payable monthly, in arrears, at the Agreed Rate. The Loan Conversion Date will be November 30, 1997, or earlier as provided in the Loan Agreement, subject to extension to May 31, 1998 as provided in the Loan Agreement.

              (ii) The final date on which the principal balance hereunder, and all accrued and unpaid interest thereon, shall be due and payable shall be November 30, 1998, which shall be deemed the Maturity Date. The Maturity Date shall be subject to extension to May 31, 1999 as provided in the Loan Agreement. The Loan shall nevertheless require certain earlier principal payments as set forth in the Loan Agreement and Reimbursement Agreement. Also, the Loan shall nevertheless be subject to acceleration and payment in full at any earlier time upon the occurrence of any Default hereunder.

      H. Interest due on any LIBOR Portion on the Contract Payment Date of its covering Contract, or on the date of termination, breakage, or other disposition of its corresponding Contract, or any earlier date as provided herein, and interest due in respect of Floating Rate Funds, and principal payments, must and shall be paid to the Bank and received by the Bank by 10:00 a.m. (Chicago, Illinois time) on the date such payment is due in accordance with the foregoing.

      I. All payments of principal and interest made on account of the indebtedness evidenced by this Amended and Restated Note shall be made in currency of the United States of America which shall be legal tender for public and private debts at the time of payment in immediately available funds.

3.    LIBOR

      A. Maker shall not have the right to cause the termination, breakage or other disposition for all or any part of any one or more Contracts without the prior express consent of the Bank; and Maker shall cause such termination, breakage or other disposition upon express direction by the Bank.

      B. Unless otherwise expressly consented to by the Bank in each instance Maker shall cause each LIBOR Contract to be in an amount which is an increment of TEN THOUSAND and 00/100 DOLLARS ($10.000) and which amount is not less than ONE MILLION AND 00/100 DOLLARS ($1,000,000).

      C. Provided no Default has occurred hereunder, Maker shall have the right to elect, from time to time during the term of the Loan, to convert (1) all or one or more portions (but not less than $1,000,000) of the then outstanding Floating Rate Funds and/or (2) the whole or any one or more portions (but not less than $1,000,000) of any then-existing LIBOR Portion (because the corresponding Contract Payment Date has occurred or Maker has elected to cause the termination, breakage or other disposition of the Contract, as permitted by, and subject to the conditions, including payment of Funding Costs, provided hereinafter) to a new LIBOR Portion, subject to:

      (1) the Bank's receiving notice of the election not less than two (2) Banking Days prior to the date requested by Maker for commencement of the Contract Period of the new Contract required to cover the new LIBOR Portion;

      (2) the availability to the Bank of a Contract to cover such new LIBOR Portion effective on the requested date of commencement for the Contract Period;

      (3) Maker paying any additional costs incurred by the Bank from time to time which is attributable to such new LIBOR Portion;

      (4) the Bank being able to terminate, break, or otherwise dispose of the existing Contract;

      (5) If required by the Bank because the Bank is obligated to pay accrued interest on the existing Contract upon its termination, breakage or other disposition, Maker paying all interest accrued on said LIBOR Portion; and

      (6) Maker paying any Funding Costs incurred by the Bank as a result of the termination, breakage or other disposition of the existing Contract.

If, on or before a date two (2) Banking Days before the end of the then current Contract Period for any LIBOR Portion, Lender does not receive a notice of election of a rate based upon the LIBOR Rate and the Contract Period as to such LIBOR Portion, Maker shall be deemed to have elected to convert such advance to Floating Rate Funds at the expiration of the then current Contract Period.

      D. Without the prior written consent of the Bank, the Contract Periods must be selected so that at no time shall there be more than eight
(8) different "Interest Selections" (as such term is hereinafter defined) in effect at the same time with respect to the principal balance outstanding hereunder. For the purposes of this paragraph, an "Interest Selection" shall mean each single applicable interest rate and the corresponding Contract Period (unless the rate is the Floating Rate in which case no Interest Period is selected) in effect from time to time pursuant to the provisions of this Amended and Restated Note.

      E. To further evidence any LIBOR Portion, Maker shall execute such additional notes as may be requested by the Bank. Any such additional notes shall be in form reasonably satisfactory to the Bank and thereupon this Amended and Restated Note shall be endorsed to reflect the rate allocation of principal to the notes representing the LIBOR Portion and the fact that it is a duplicate of a portion of this Amended and Restated Note.

      F. Maker from time to time, upon written request from Lender, shall deliver a written acknowledgment in form reasonably satisfactory to Lender and indicating, as of the date thereof: (a) the respective portions of the Loan which bear interest at the Floating Interest Rate, (b) the respective portions of the Loan which bear interest at the LIBOR Based Rate and the respective LIBOR Based Rate(s) applicable thereto, and (c) the respective Conversion Date(s) applicable to any and all LIBOR Portion(s).

      G.      It is understood that the cost to the bank of providing
Maker with LIBOR Based Rates may fluctuate as a result of the applicability of, or changes in, any treaty, statute, rules and regulations, or in the interpretation thereof, or any directive, guideline or requirement by a central bank or fiscal authority (whether or not having the force of law), including, without limitation, any reserve or special deposit requirements imposed by the Board of Governors of the Federal Reserve System ("Board"), including, but not limited to, reserve requirements under Regulation D of the Board in connection with Eurocurrency Liabilities (as defined in Regulation D) at the ratios provided for in Regulation D from time to time (collectively, the "Imposition Requirements"). Maker agrees to pay the Bank from time to time such additional amounts as shall be necessary to compensate the Bank for the portion of the cost of providing Maker with LIBOR Based Rates resulting from any and all such Imposition Requirements. It is agreed that for purposes of this paragraph, upon elections of LIBOR Based Rates by Maker, the LIBOR Portion then outstanding shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D. Without limiting the generality of the foregoing, if the Bank determines that compliance with any one or more of such Imposition Requirements affects or would affect the amount of capital required or expected to be maintained by the Bank, or any corporation controlling the Bank, and that the amount of such capital is required to be increased by or based upon the Loan or existence of the commitment of the Bank to lend pursuant to the Loan Agreement and all other commitments and loans of this type of the Bank and such other entity, then upon demand by the Bank, Maker shall immediately pay to the Bank from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank in the light of such circumstances, to the extent that such increase in capital is reasonably determined by the Bank to be allocated directly or indirectly to the existence of the commitment to disburse amounts evidence hereby. In addition, in the event that after the date hereof any one or more of the Imposition Requirements shall occur which shall, exclusively as a result of Maker's election of LIBOR Based
Rates:

      1. subject the Bank to any tax with respect to the LIBOR Portions then outstanding other than any tax on the overall net income of the Bank, imposed by the United States of America or by the jurisdiction in which the Bank has its principal office or any political subdivision or taxing authority therein); or

      2. change the basis of taxation of any payment to the Bank of principal of or interest on the LIBOR Portions then outstanding or other fees and amounts payable under this Amended and Restated Note, or any combination of the foregoing; or

      3. impose, modify or deem applicable any reserve, deposit or similar requirement against any assets held by, deposits with or for the account of, or loans or commitments by, an office of the Bank; or

      4. impose any other costs upon the Bank or impose upon the Bank or the Interbank market any other condition with respect to the Loan or this Amended and Restated Note,

and if the result of any of the foregoing shall be increase the actual cost to the Bank of providing Maker with LIBOR Based Rates under this Amended and restated Note or to reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by the Bank under this Amended and Restated Note, or to require the Bank to make any payment in connection with the LIBOR Portions then outstanding, then in each such case Maker shall pay to the Bank such amounts as shall be necessary to compensate the Bank for such cost, reduction or payment. The Bank shall deliver to Maker from time to time one or more remittance forms setting forth the amounts due to the Bank under this Paragraph, and the changes in the reserve requirements as a result of which such amounts are due and the manner of computing such amounts. Maker shall pay to the Bank the amounts shown as due on any such form within ten (10) days after its receipt of the same. No failure on the part of the Bank to demand compensation under this paragraph on any occasion shall constitute a waiver of its right to demand such compensation on any other occasion. The protection of this paragraph shall be available to the Bank regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by the Bank for compensation hereunder.

A certificate as to any such amounts submitted to the Maker by the Bank pursuant to this Paragraph shall be conclusive and binding for all purposes, absent manifest error.

      H. If any change after the date hereof in law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for the Bank to provide Maker with LIBOR Based Rates or to give effect to its obligations as contemplated hereby with respect to providing Maker with LIBOR Base Rates, or if the Bank shall determine that by reason of circumstances affecting the Interbank Market generally adequate and fair means do not or will not exist for determining the LIBOR Based Rate, then, by written notice to Maker, the Bank may declare that the Bank will not thereafter provide Maker with LIBOR Based Rates, whereupon Maker shall be prohibited from electing LIBOR Based Rates unless such declaration is subsequently withdrawn, and interest on all principal from time to time outstanding hereunder shall thereupon be paid at the Floating Rate.

      I. The Bank may fund all or any portion of any LIBOR Portion as it may see fit, whether by purchasing dollar deposits in the Interbank Market, or otherwise. For purposes of this Amended and Restated Note, it shall be conclusively presumed that the Bank has elected to fund all LIBOR Portions by purchasing such dollar deposits, and the Maker shall be bound to all provisions herein contained concerning LIBOR Based Rates whether or not the Bank has in fact funded any LIBOR Portion in such manner.

4.    Prepayment

      A. The portion of this Amended and Restated Note comprised of Floating Rate Funds may be prepaid, either in whole or in part, without penalty or premium, at any time and from time to time as set forth below. The portion of this Amended and Restated Note comprised of a Libor Portion may be prepaid only on the Contract Payment Date applicable thereto. If Maker shall now or hereafter have a right to prepay such LIBOR Portion by operation of law or otherwise, such prepayment must be accompanied by a simultaneous payment of all Funding Costs, and accrued interest on any covering Contract which the Bank is obligated to pay, attributable to any such LIBOR Portion which is being prepaid in whole or in part. For purposes hereof, upon acceleration of this Amended and Restated Note, the portion of this Amended and Restated Note comprised of a LIBOR Portion having a Contract Payment Date subsequent to the date of acceleration shall nevertheless be due and payable and payment therefor must be accompanied by payment of any such Funding Costs and accrued interest on any covering Contract attributable to any such LIBOR Portion and any foreclosure decree entered with respect to the Loan shall include such Funding Costs and accrued interest.

      B. Prior to the occurrence of any Default hereunder, subject to the foregoing provisions as to any LIBOR Portions, a prepayment may be made on not less than fifteen (15) days' prior written notice of the principal balance of this Amended and Restated Note, in whole or in part; provided, however, that each prepayment shall be accompanied by a payment of all interest accrued as of that date on the principal balance outstanding hereunder. Any partial prepayment must be made in an amount which is an integral multiple of One Hundred Thousand Dollars ($100,000.00).

5.    Default; Default Interest Rate

      A. The occurrence of any one or more of the following events shall constitute a "Default" hereunder:

      (i) if Maker shall fail to pay any principal or any interest when due in accordance with the terms of this Amended and Restated Note,

      (ii) if Maker shall fail to promptly comply with any of its other agreements herein or with any other requirement herein,

      (iii) if an Event of Default (as defined in the Loan Agreement, the Reimbursement Agreement, any one or more of the Mortgages or any one or more of the Additional Collateral Documents) shall occur,

      (iv)  if a Transfer shall occur, and/or

      (v) if there shall occur a "Default" as defined in and under that certain note of even date herewith made by Maker payable to the order of Bank in the principal amount of Ten Million and 00/100 Dollars
($10,000,000) (the "$10,000,000 Note").

      B. If a Default hereunder shall occur then the entire unpaid principal balance due hereunder shall thereafter bear interest during the period such Default shall continue at the Default Interest Rate. Upon any such Default the Bank is expressly authorized to apply all payments received on any amounts due hereunder or under the terms of any one or more of the Loan Agreement, the Reimbursement Agreement, the Mortgages and any one or more of the Additional collateral Documents, as the Bank may determine. The Bank shall be entitled to receive payment in full of all interest accruing hereon subsequent to the filing of a petition or the taking of any other action commencing a bankruptcy, reorganization, arrangement other similar proceeding or which would accrue but for such proceeding or action.

      C. If a Default hereunder shall occur then the whole of the principal amount remaining unpaid under this amended and Restated Note, together with all accrued interest thereon, at the election of the Bank and without notice to Maker or any other person or entity, shall become immediately due and payable, together with all costs, fees and expenses incurred by the Bank on account of or in connection with the collection and enforcement of this Amended and Restated Note and in connection with the protection or realization on any security, and all other costs, fees and expenses of the Bank described in Paragraphs 3, 8 and otherwise as provided in this Amended and Restated Note, and the Bank may thereupon exercise any one or more of the following remedies at any time and from time to time singularly, successively or together and in such order and when and as often as the Bank in its sole direction may from time to time may determine; (i) bring an action against Maker for the whole or any part of the indebtedness evidenced by this Amended and Restated Note plus any or all of such costs, fees and expenses, (ii) proceed to foreclose any one or more of the Mortgages, (iii) proceed to exercise any one or more of the other rights and remedies available under any one or more of this Amended and Restated Note, the Mortgages, the Reimbursement Agreement, the Loan Agreement, and/or any one or more of Additional Collateral Documents, (iv) proceed against any guaranty or guarantees, and/or (v) proceed to exercise any other rights and remedies available at law or in equity.

6.    Loan Agreement; Collateral

      This Amended and Restated Note evidences advances of loan proceeds pursuant to the Loan Agreement by and between Maker and the Bank. This Amended and Restated Note is secured and in the future may be secured by certain documents and instruments, including without limitation the following:

      A. One or more mortgages, deeds of trust and/or deeds to secure debt (collectively the "Mortgages") heretofore, concurrently and/or hereafter granted to the Bank by various mortgagors encumbering certain real estate, the building and improvements and now or hereafter located thereon, and certain other property (collectively, the "Mortgaged Premises");

      B. One or more collateral assignments, heretofore, concurrently and/or hereafter granted to the Bank by the Maker or Maker's interest in the partnerships and/or corporations owning various of the Mortgages Premises, one or more pledges and assignments now to hereafter granted to the Bank by Maker or its affiliates of their interests in Designated Debt Instruments (as defined in the Loan Agreement), and certain other documents and instruments creating a security interest in, pledging or otherwise covering certain items of collateral by certain persons and entities, including without limitation, assignments of leases and rents, and security agreements, all as set forth in the Loan Agreement (herein collectively referred to as the "Additional Collateral Documents").

The Bank is entitled to the benefits of the Loan Agreement, the Reimbursement Agreement, the Mortgages and the Additional Collateral Documents and may enforce the agreements, obligations and undertakings of Maker and others (or any of them) contained therein and exercise the rights and remedies provided for thereby, or otherwise in respect thereof, all in accordance with the terms thereof. Maker may not deduct, set off or withhold from any payments of principal or interest under this Amended and Restated Note the amount of any claim made by Maker against the Bank pursuant to any agreement, instrument, document, litigation or settlement.

7.    Transfer

      One or more of the Mortgages provides that it shall be an immediate Event of Default thereunder without notice if without the prior written consent of the mortgages thereunder, the mortgagor thereunder shall create, effect or consent to or suffer or permit any one or more of certain conveyances, sales, assignments, transfer, liens, pledges, mortgages, security interests or other encumbrances or alienations (any of the foregoing hereinafter called a "Transfer") concerning or with respect to certain of (a) the Mortgaged Premises which is the subject thereof, (b) the beneficial interest of any trustee which is the mortgagor thereof, (c) the shares of stock of any corporation which is (i) said mortgagor, (ii) the owner of all or any part of said beneficial interest in said mortgagor or all or any part of the interest in any partnership or joint venture which is the said mortgagor or (iii) the owner of all or any part of the beneficial interest of any trustee mortgagor, or (d) all or any part of the interest of any partner or joint venturer in any partnership or joint venture which is (i) said mortgagor or (ii) the owner of all or any part of the beneficial interest of any trustee mortgagor. The said provisions of the Mortgages are incorporated by reference herein as if fully set forth herein. The Loan Agreement and/or one or more or the Collateral Assignments of the Designated Debt Instruments (as defined in the Loan Agreement), provides that it shall be an immediate Event of Default thereunder without notice if without the prior written consent of the assignee thereunder, the assignor thereunder shall create, effect, or consent to or suffer or permit any certain transfers concerning or with respect to certain of (a) the Designated Debt Instruments which are the subject thereof, (b) the beneficial interest of any person or entity which is the assignor thereof, (c) the shares of stock of any corporation which is (i) said assignor, (ii) the owner of all or any part of said beneficial interest in said assignor or all or any part of the interest in any partnership or joint venture which is the said assignor or (iii) the owner of all or any part of the beneficial interest of any trustee assignor, or
(d) all or any part of the interest of any partner or joint venturer in any partnership or joint venture which is (i) said assignor or (ii) the owner of all or any part of the beneficial interest of any trustee assignor. The said provisions of said pledges and assignments are incorporated by reference herein as if fully set forth herein.

8.    Costs, Fees and Expenses

      If at any time or times after the date of this Amended and Restated Note, the Bank (a) employs counsel for advice or other representation (i) with respect to any one or more of this Amended and Restated Note, the Loan Agreement, the Reimbursement Agreement, the Letter of Credit, Mortgages or any Additional Collateral Documents and/or any guaranty or guarantees, or the administration hereof, (ii) to represent the Bank in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by the Bank, Maker or any other person or entity) in any way or respect relating to any one or more of this Amended and Restated Note, the Loan Agreement, the Reimbursement Agreement, the Letter of Credit, Mortgages, or any of them, or any Additional Collateral Documents and/or any guaranty or guarantees, or (iii) to enforce any rights of the Bank against Maker; (b) takes any action with respect to the administration of any one or more of this Amended and Restated Note, the Loan Agreement, the Reimbursement Agreement, the Letter of Credit, any one or more of the Mortgages or any of the Additional Collateral Documents and/or any guaranty or guarantees, or to protect, collect, sell, liquidate or otherwise dispose of any collateral securing the obligations of the undersigned hereunder; and/or (c) attempts to or enforces any of Bank's rights or remedies against Maker, then the costs, fees and expenses (including, without limitation, attorneys' fees) incurred by the Bank in any manner or way with respect to any of the foregoing shall be part of the obligations of Maker hereunder, payable by Maker to the Bank on demand.

9.    Business Loan

      Maker represents and agrees that the proceeds of the loan evidences by this Amended and Restated Note will be used solely for business purposes and in accordance with all applicable laws, and that the principal obligation evidenced hereby constitutes a business loan.

10.   Application of Payments

      All payments on account of the indebtedness evidenced by this Amended and Restated Note shall be first applied to accrued and unpaid interest on the unpaid principal balance and the remainder to installments of the outstanding principal balance in the inverse order of the maturity of such installments of principal. From and after the occurrence of a Default hereunder, the Bank is expressly authorized to apply payments made under this amended and Restated Note as the Bank may elect against any or all amounts, or portions thereof, then due and payable hereunder or under the Mortgages, the Reimbursement Agreement, the Loan Agreement or any of the Additional Collateral Documents, the outstanding principal balance due under this Amended and Restated Note, the unpaid and accrued interest due under this Amended and Restated Note, or any combination of the foregoing.

11.   Waivers; Amendments

      A. If the Bank (i) grants any extension of time or forbearance with respect to the payment of any of the indebtedness evidenced hereby or with respect to the performance of any of the other obligations of Maker hereunder or of Maker or others under any one or more of the Loan Agreement, the Reimbursement Agreement, the Letter of Credit, the Mortgages, or any of them, any of the Additional Collateral Documents or any guaranty or guarantees; (ii) takes other or additional security and/or any guaranty or guaranties for the payment hereof; (iii) waives or fails to exercise any right granted herein or under the Mortgages, or any of them, the Loan Agreement, the Letter of Credit, the Reimbursement Agreement, or any one or more of the items of Additional Collateral Documents, or any guaranty or guaranties; (iv) any release, with or without consideration, of the whole or any part of the security and/or any guaranty or guaranties held for the payment of the indebtedness evidenced hereby; (v) amends or modifies in any respect with or without the consent of Maker any of the agreements, obligations, terms, provisions and conditions hereof or of the Mortgages, or any of them, the Loan Agreement, the Reimbursement Agreement, the Letter of Credit, any one or more of the Additional Collateral Documents, or any guaranty or guaranties; (iv) consents to the filing of any map, plat, replat or condominium declaration affecting all or any part of the mortgaged Premises; (vii) consents to the granting of any easement or other right affecting all or any part of the Mortgaged Premises, (viii) or makes or consents to any agreement subordinating the lien of the Mortgages, or any of them or any of the Additional Collateral Documents, then in any such event, such act or omission to act shall not release, discharge, modify, or change or affect (except to the extent of changes referred to in clause (v) above effected with the consent of the Bank) the liability under this Amended and Restated Note, or under the Mortgages, or any of them, the Loan Agreement, the Reimbursement Agreement, any of the Additional Collateral Documents, or any guaranty or guaranties, and any such act or omission to act shall not release Maker hereunder or under the Loan Agreement or Reimbursement Agreement, or mortgagor under any one or more of the Mortgages, or any other person or entity executing any of the Additional Collateral Documents or any guarantor or guarantors of this Amended and Restated Note, under any agreement, obligation, term, provision or condition of this Amended and Restated Note or of the Mortgages, or any of them, or of the Loan Agreement, or the Reimbursement Agreement, or of any of the Additional Collateral Documents or of any guaranty or guaranties, nor preclude the Bank from exercising any right, power, or privilege herein or therein granted or intended to be granted. No right or remedy of the holder of this Amended and Restate Note shall be exclusive of, but shall be in addition to, every other right or remedy now or hereafter existing at law or in equity. No delay in exercising, or omission to exercise, any right or remedy accruing on any default or failure shall impair any such right or remedy, or shall be construed to be waiver of any such right or remedy, or acquiescence in such default or failure, nor shall it affect any subsequent default or failure of the same or a different nature. The rights and remedies of the Bank arising under the agreements, obligations, terms, provisions and conditions contained in this Amended and Restated Note and in the Mortgages, and each of them, the Loan Agreement, the Reimbursement Agreement, all of the Additional Collateral Documents and any guaranty or guaranties, and each of them, shall be separate, distinct and cumulative and none of them shall be in exclusion of the others and no act of the Bank shall be construed as an election to proceed under any of the provisions herein or in such other documents to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding, and every such right or remedy may be exercised concurrently or independently, and when as often as the Bank may determine.

A waiver in one or more instances of any of the agreements, obligations, terms, provisions or conditions hereof or of the Mortgages, or any of them, the Loan Agreement, the Reimbursement Agreement any of the Additional Collateral Documents or any guaranty or guaranties, shall apply to the particular instance or instances and at the particular time or times only, and no such waiver shall be deemed a continuing waiver, but all of the agreements, obligations, terms, provisions and conditions of this Amended and Restated Note and of such other documents shall survive and continue to remain in full force and effect.

      B. Without limiting the generality of the provisions of Paragraph 11A hereof, Maker, for itself and for all others who may become liable for all or any part of the indebtedness evidenced hereby, whether primarily or secondarily, and for the heirs, legal representatives, successors and assigns of each and all of the foregoing, expressly, to the fullest extent permitted by law, (i) waives and renounces any and all homestead and exemption rights and the benefit of all valuation and appraisement rights in respect thereof, (ii) waives presentment and demand for payment, demand notice of dishonor, non-payment, notice of protest and diligence in collection, and all other notices in connection with the performance, default or enforcement of the payment and performance hereunder, (iii) consents to any extension of time, release of any party liable for this obligation, release of any security for this Amended and Restated Note, acceptance of other security therefore and any other compromise, settlement, renewal, indulgence or forbearance whatsoever, and any such extension, release, compromise, settlement, renewal, indulgence or forbearance may be made without notice to any party and without affecting the personal liability of Maker or any other party or the lien of the Mortgages, (iv) agrees that the liability of Maker shall be unconditional and without regard to the liability of any other person or entity for the payment hereof and (v) consents to the addition of any and all other makers, indorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agrees that the addition of any such obligors or security shall not affect the liability of Maker for the payment hereof.

      C. All amounts payable under this Amended and Restated Note are payable without relief from valuation or appraisement laws.

12.   Savings Clause

      A. Maker and the Bank intend and believe that each provision in this Amended and Restated Note comports with all applicable law. However, if any provision in this Amended and Restated Note is found by a court of law to be in violation of any applicable law, and if such court should declare such provision of this Amended and Restated Note to be unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Amended and Restated Note shall be construed as if such unlawful, void or unenforceable provision were not contained, and that the rights, obligations and interests of the Maker and the Bank under the remainder of this Amended and restated Note shall continue in full force and effect; provided, however, that if any provision of this Amended and Restated Note which is found to be in violation of any applicable law concerns the imposition of interest hereunder, the rights, obligations and interests of Maker and the Bank with respect to the imposition of interest hereunder shall be governed and controlled by the provision of the following paragraph.

      B. Nothing in this Amended and Restated Note or in the Loan Agreement, Reimbursement Agreement, Mortgages or Additional Collateral Documents shall be construed or shall so operate, either presently or prospectively, (a) to require Maker to pay interest at a rate greater than is at any time lawful in such case to contract for but shall require payment of interest only to the extent of such lawful rate, or (b) to require Maker to make any payment or do any such act contrary to law. If it should be held that the interest payable under this Amended and Restated Note or in the Loan Agreement, the Reimbursement Agreement, Mortgages, or any of them, or any of the Additional Collateral Documents is in excess of the maximum permitted by law, the interest chargeable hereunder (whether included in the face amount or otherwise) shall be reduced to the maximum amount permitted by law, and any excess of the said maximum amount permitted by law shall be cancelled automatically and, at the option of the Bank, if theretofore or thereafter paid, shall be either refunded to Maker or credited to the principal balance of this Amended and Restated Note and applied to the payment of the last maturing installment or installments of the indebtedness evidenced hereby (whether or not then due and payable and not to the payment of interest.

13.   Applicable Law; Venue

      A. This Amended and Restated Note and the Loan Agreement, Mortgages, Reimbursement Agreement and Additional Collateral Documents have been negotiated and delivered at Chicago, Illinois and all funds disbursed to or for the benefit of Maker have been disbursed in Chicago, Illinois. The Loan is being administered in Illinois. Maker and the Bank have bargained for and expressly do hereby agree that this Amended and Restated Note shall be governed by and construed under the internal substantive laws of the State of Illinois.

      ANY LITIGATION BASED ON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDED AND RESTATED NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BANK OR MAKER IN RESPECT HEREOF, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT BANK'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. MAKER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, AND THE COURTS OF ANY SUCH OTHER STATE, FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. MAKER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE AT THE ADDRESS OF MAKER STATED ABOVE OR AT ANY OTHER ADDRESS OF MAKER WITHIN OR WITHOUT THE STATE OF ILLINOIS. MAKER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE PLACE OR VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT MAKER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL

PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, MAKER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDED AND RESTATED NOTE.

      THE BANK AND MAKER HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN MAKER AND BANK ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN MAKER AND BANK IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO THE FINANCING TRANSACTIONS WITH MAKER. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK'S ABILITY TO PURSUE ITS REMEDIES.

14.   Notices

      All notices and demands required to be given to or by and/or served upon Maker under this Amended and Restated Note shall be in writing and shall be delivered in person or by United States Registered Mail, return receipt requested, postage prepaid, addressed to Maker in care of

      In the case of Maker, to:

            Banyan Strategic Realty Trust
            150 South Wacker Drive
            Suite 2900
            Chicago, Illinois  60606
            Attention:  Robert G. Higgins

      with a copy to:

            Shefsky & Froelich
            444 North Michigan Avenue
            24th Floor
            Chicago, Illinois  60611
            Attention:  James M. Teper

      In the case of Lender, to:

            American National Bank and Trust Company of Chicago
            33 North LaSalle Street
            Chicago, Illinois  60699
            Attention:  Peter C. Malecek
                        Vice President


      with a copy to:

            Altheimer & Gray
            10 South Wacker Drive
            Suite 4000
            Attention:  James S. Gray

Notices and demands served in the manner aforementioned shall be deemed sufficiently given or served for all purposes under this Amended and Restated Note at the time any such notice or demand shall be delivered, or on the date shown on the return receipt, as the case may be. Maker and/or the Bank may change the address at which notice may be served by notice to the other as above required.

      Maker hereby authorizes the Bank to effect Adjusted LIBOR Rate selection choices or choices based on telephonic notices made by any person or persons whom the Bank in good faith believes to be authorized to act on behalf of Maker. Maker agrees to confirm to the Bank promptly any telephonic rate selection notice in writing signed by an authorized officer or other person designated by Maker in writing. If the written confirmation differs in any material respect from the action taken by the Bank, the records of the Bank shall govern. Maker hereby agrees to indemnify and hold Lender harmless from any loss or expense the Bank might incur in acting in good faith as provided in this paragraph on the request of any unauthorized person.

15.   Assignment

      Upon any endorsement, assignment, or other transfer of this Amended and Restated Note by the Bank or by operation of law, the term "Bank" as used herein shall mean such endorsee, assignee, or other transferee or successor to the Bank then becoming the holder of this Amended and Restated Note. This Amended and Restated Note shall inure to the benefit of the Bank and its legal representatives, successors and assigns and shall be binding upon Maker and its legal representatives, successors and assigns. The term "Maker" as used herein shall include the respective successors, assigns, and legal representatives of Maker.

16.   Time of Essence

      Time is of the essence hereof and of the performance of each and all of the obligations of Maker hereunder.

17.   Headings

      The seventeen (17) numbered paragraph heading hereunder are for reference and convenience only and are not intended to be substantive and shall not be deemed to limit or otherwise affect the remainder of this Amended and Restated Note.

18.   Amendment and Restatement

      This Amended and Restated Note reevidences and sets forth modified terms with respect to the indebtedness heretofore evidenced by that certain initial Note dated as of December 1, 1994 made by Maker and payable to the order of Bank in the original principal amount of $15,000,000, as said initial Note of December 1, 1994 was amended by First Amendment to Note dated as of December 18, 1995 and by Second Amendment to Note dated as of January 7, 1997 (said initial Note, as so amended, is herein in this paragraph referred to as the "Prior Note"). The Prior Note is being amended and restated hereby. This Amended and Restated Note is not in payment or satisfaction of the Prior Note and is no way intended to constitute a novation of the Prior Note.


      IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Note as of the date and year first set forth above.

                                     MAKER

                                     Banyan Strategic Realty Trust, a
                                     Massachusetts business trust

                                     By:
                                     Its:

                                 NOTE


$10,000,000.00                                        Chicago, Illinois
                                           Dated:  As of April 29, 1997

     FOR VALUE RECEIVED, the undersigned, Banyan Strategic Realty Trust, a Massachusetts business trust ("Maker"), hereby promises to pay to the order of American National Bank and Trust Company of Chicago, a national banking association (hereinafter, together with its legal representatives, successors and assigns, referred to as the "Bank" or as the "holder" of this Note), at its office at 33 North LaSalle Street, Chicago, Illinois 60690, or at such other place as the Bank may from time to time designate in writing, the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00) (the "Loan Amount"), or so much thereof as shall from time to time have been disbursed to or for the benefit of the Maker or otherwise outstanding and remain unpaid, together with interest at the Agreed Rate (defined below) per annum on the balance of said principal remaining from time to time unpaid, to be paid in lawful money of the United States of America as hereinafter provided.

1.    Definitions.

      As used in this Note, the following terms shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      A. "Advance". An advance of funds pursuant to or in respect of this Note, the Loan Agreement, the Letter of Credit, the Reimbursement Agreement, the Mortgages or the Additional Collateral Documents.

      B.    "Additional Collateral Documents".  As defined in Paragraph
6.

      C. "Agreed Rate". The agreed rate of interest to be paid hereunder, namely, the Floating Rate for Floating Rate Funds, and the LIBOR Based Rate for LIBOR Based Funds.

      D. "Banking Day". A day on which banks are open for business in the Interbank Market and in Chicago, Illinois and also on which dealings in U.S. Dollar deposits are carried on in the Interbank Market.

      E. "Base Rate". The rate of interest announced or published publicly from time to time by the Bank as its prime or base rate of interest. The "Base Rate" is a base reference rate of interest adopted by the Bank as a general bench mark from which the Bank determines the floating interest rates chargeable on various loans to borrowers with varying degrees of creditworthiness, and Maker acknowledges and agrees that the Bank has made no representations whatsoever that the "Base Rate" is the interest rate actually offered by the Bank to borrowers of any particular creditworthiness or that the Bank does not extend credit to some parties at a lower interest rate.

      F. "Contract". Any contract made by the Bank in the Interbank Market to obtain the deposit with the Bank of the sum required to fund a LIBOR Portion for the respective Contract Period.

      G. "Contract Payment Date". For each Contract, the date on which it matures, except that if the Contract matures on a day which is not a Banking Day, the date shall be the next succeeding day which is a Banking Day.

      H. "Contract Period". The term of a Contract, which shall be the period of time of either thirty (30), sixty (60), ninety (90), one hundred twenty (120), one hundred fifty (150), one hundred eighty (180), two hundred seventy (270) days or one (1) year (as available or any other available period expressly agreed to by the Bank and Maker) for which Maker elects to be charged interest on a LIBOR Portion at the LIBOR Based Rate. For any LIBOR Portion in respect of which the Bank chooses not to accept a deposit, the Contract Period, thereof shall mean the period for which Maker has elected to be charged at the LIBOR Rate for a LIBOR Portion. Each Contract Period shall be subject to the following additional conditions:
(i) each such selection shall be irrevocable for the period so selected;
(ii) each Contract Period shall be selected in such a way that no Contract Period shall extend beyond the Maturity Date; (iii) if any Contract Period ends on a day other than a Banking Day, such Contract Period shall be extended to the next succeeding day which is a Banking Day.

      I. "Conversion Date". For interest computation purposes, and as may be appropriate, the effective date on which:

      (i) a LIBOR Portion (or a portion of the Loan funds included therein) becomes part or all of the Floating Rate Funds;

      (ii) the whole or a portion of the Floating Rate Funds becomes a part or all of a LIBOR Portion; or

      (iii) an expiring LIBOR Portion (or a portion of the Loan funds included therein) is coverted into all or part of another LIBOR Portion, either because of the occurrence of the Contract Payment Date of the Contract corresponding to such expiring LIBOR Portion or because of the breakage, early termination, or other disposition of the Contract corresponding to such LIBOR Portion, or otherwise.

      J.    "Default".  As defined in Paragraph 5A.

      K. "Default Interest Rate". Three percent (3%) per annum plus the Floating Rate with respect to Floating Rate-Based Funds, and three percent (3%) per annum plus the LIBOR-Based Rate with respect to any LIBOR Portion.

      L. "Floating Rate". A daily rate of interest equal to the daily rate equivalent of one quarter of one percent (0.25%) per annum in excess of the Base Rate (computed on the basis of a 360 day year and actual days elapsed). Such rate shall fluctuate hereafter from time to time concurrently with, and in an amount equal to, each increase or decease in the Base Rate, whichever is applicable.

      M. "Floating Rate Funds". At any time, the portion of the outstanding principal balance of the Loan on which interest is being charged at the Floating Rate.

      N. "Funding Costs". Any and all costs, expenses, penalties and/or charges incurred by the Bank arising directly from or relating directly to, as the case may be, the early termination, breakage or other disposition of a Contract because of prepayment of a LIBOR Portion prior to the Contract Payment Date of the corresponding Contract or Maker's election to terminate such LIBOR Portion, or otherwise, all as determined by the Bank in its sole discretion.

      O. "Interbank Market". The interbank market, located in London, England, or, at the Bank's election, located in any other location satisfactory to the Bank, where the Bank, or any branch, subsidiary, parent or affiliate of the Bank, may purchase or sell to other banks deposits of U.S. dollars of fixed periods.

      P. "Letter of Credit". Any one or more letters of credit from time to time issued by the Bank in respect of the Loan and all subsequent amendments thereto, modifications and extensions thereof and replacements and substitutions therefor.

      Q. "LIBOR". For each Contract, the rate of interest per annum at which a deposit in U.S. Dollars in the sum equal to the corresponding LIBOR Portion is offered to the Bank in the Interbank Market for the Contract Period two Banking Days prior to the first day of such Contract Period. Each determination of LIBOR by the Bank shall be conclusive and binding for all purposes of this Note in the absence of manifest error.
The use of such offered interest rate to define LIBOR shall not obligate the Bank to accept a deposit in order to charge interest on a LIBOR Portion at the LIBOR Based Rate once Maker elects to be charged interest at such rate on a LIBOR Portion for a definite period.

      R. "LIBOR Based Funds". At any time, the portion of the outstanding principal balance of the Loan on which interest is being charged at the LIBOR Based Rate.

      S. "LIBOR Base Rate". For any given LIBOR Portion for its corresponding Contract Period, the rate of interest per annum obtained by adding the sum of (1) the quotient of (a) LIBOR for that Contract Period divided by (b) a percentage equal to 100% minus the Reserve Requirement applicable during such Contract Period (rounded upward, if necessary, to the next higher 1/100 of 1%), plus (2) 2.25% per annum, computed on the actual number of days elapsed and a year computed on the basis of a three hundred sixty (360) day year.

      T. "LIBOR Portion". Each portion (if there is more than one Contract in existence) of the outstanding principal balance of the Loan on which, as a result of Maker's election, Maker is charged interest at the LIBOR Based Rate; each LIBOR Portion shall be in an amount which is an increment of One Hundred Thousand Dollars ($100,000) and no LIBOR Portion shall be less than One Million Dollars ($1,000,000).

      U. "Loan". The loan evidenced by this issued pursuant to the Loan Agreement.

      V. "Loan Agreement". That certain loan agreement between Maker and the Bank dated as of December 1, 1994, as amended by (a) Amendment to Loan Agreement dated as of December 1, 1994, (b) Second Amendment to Loan Agreement dated as of December 21, 1994, (c) Third Amendment to Loan Agreement dated as of December 18, 1995, (d) Fourth Amendment to Loan Agreement date as of January 7, 1997, (e) Fifth Amendment to Loan Agreement dated as of March 7, 1997 and (f) Sixth Amendment to Loan Agreement of even date herewith, as the same hereafter may be amended from time to time.

      W.    "Loan Conversion".  As defined in Paragraph 2G.

      X.    "Loan Conversion Date".  As defined in Paragraph 2G.

      Y.    "Maturity Date".  As defined in Paragraph 2G.

      Z.    "Mortgages".  As defined in Paragraph 6A.

      AA.   "Mortgaged Premises".  As defined in Paragraph 6A.

      BB.   "Regulation D".  Regulation D of the Board of Governors of
the Federal Reserve System from time to time in effect, and any successor or other official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

      CC.   "Reimbursement Agreement".  Any reimbursement agreements
which hereafter from time to time may be executed and delivered to Bank in respect of the Loan, in request of any Letters of Credit, and all subsequent amendments thereto and modifications thereof.

      DD.   "Reserve Requirement".  With respect to any Contract Period, the reserve percentage applicable two (2) Banking Days before the first day of such Contract Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System, with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (as defined in Regulation D or otherwise in such regulations) or with respect to any other category of liabilities which includes deposits by reference to which the interest rate on a LIBOR Portion is determined.

      EE.   "Transfer".  As defined in Paragraph 7.

2.    Principal and Interest

      A. Pursuant to the Loan Agreement Maker may borrow from time to time prior to the Loan Conversion Date amounts which, together with all amounts drawn and available to be drawn under the Letter of Credit and together with all other amounts then outstanding hereunder, do not exceed the lesser of (i) $10,000,000, or (ii) an amount which, together with all other amounts outstanding from time to time under the Amended and Restated $20,000,000 Note defined in Paragraph 5A(v) hereof, does not exceed sixty-five percent (65%) of the "Collateral Value" of the "Designated Properties" and "Designated Debt Instruments" (all as defined in the Loan Agreement), based upon and subject to certain standards, restrictions, limitations and requirements as set forth in the Loan Agreement; and as Maker repays all or a portion of the outstanding balance thereof, and provided no

Event of Default or Potential Event of Default has occurred as defined in the Loan Agreement, and provided that the additional standards, restrictions, limitations and requirements set forth in the Loan Agreement have been complied with, Maker may (until the Loan Conversion Date) borrow on a revolving loan basis additional funds up to the limit of aggregate amount outstanding at any time as set forth above (including certain additions to the Letter of Credit), and the amount so reborrowed shall thereupon be and become part of the principal indebtedness evidenced hereby.

      B. Subject to the provisions of this Note governing the manner and method of determining, at any time and from time to time, how the rate of interest on any particular portion of the outstanding principal balance of the Loan shall be computed, charged and paid, the Agreed Rate of interest on the outstanding principal balance of the Loan from time to time remaining unpaid shall be paid at the Floating Rate on Floating Rate Funds, and at the LIBOR Based Rate on each corresponding LIBOR Portion. Loan funds shall always be deemed Floating Rate Funds except to the extent of the aggregate sum of any then existing LIBOR Portions, and except as otherwise expressly provided herein. Prior to a Default, no interest shall be payable on amounts available to be drawn under the Letter of Credit.

      C. Subject to the provisions of this Note, Maker shall have the right to select as the applicable rate for the payment of interest on the amount of any Advance a rate based upon the LIBOR Based Rate or the Floating Rate. The Bank must receive notification of such selection by Maker at least two (2) Banking Days prior to each Advance and if a rate based upon the LIBOR Based Rate is selected by Maker, then Maker must also advise the Bank at the time of such selection of the duration of the initial Contract Period applicable to such Advance. If Maker has not so advised the Bank of its selection of an applicable rate and Contract Period as aforesaid (or if the Bank shall make an Advance other than pursuant to a request of Maker made in accordance with the terms of the Loan Agreement) Maker shall be deemed to have selected a rate based upon the Floating Rate as the applicable rate for such advance.

      D. Any change in the Agreed Rate resulting from a change from the Floating Rate or the LIBOR Based Rate to any other of the LIBOR Based Rate or the Floating Rate shall be effective on the applicable Conversion Date.

      E. Interest at the Floating Rate on that portion of the unpaid principal balance of the Loan which are Floating Rate Funds shall be due and payable monthly in arrears, commencing on the first (1st) day of the first (1st) calendar month succeeding the calendar month in which the first
(1st) Advance of Floating Rate Funds is made and continuing on the first
(1st) day of each month thereafter, with a final payment of all accrued and unpaid interest in respect thereof due on the Maturity Date or any earlier date that the final payment of principal is due or paid.

      F. Interest at the LIBOR Based Rate on each portion of the unpaid principal balance of the Loan which is a LIBOR Portion shall be due and payable, in arrears, commencing on the first (1st) day of the (1st) calendar month following the calendar month in which the Contract period begins, and continuing on the first (1st) day of each month during the Contract Period, and on the last day of such Contract Period, with a final payment of all current and unpaid interest in respect thereof due on the Maturity Date or any earlier date that the final payment of principal is due or paid. Interest on each LIBOR Portion shall also be paid when required as a result of the early termination, breakage or other disposition of the corresponding Contract.

      G.

            (i) Effective as of the Loan Conversion Date the Loan will be automatically deemed converted (the "Loan Conversion") to a one (1) year term loan with interest on the principal balance from time to time outstanding payable monthly, in arrears, at the Agreed Rate. The Loan Conversion Date will be November 30, 1997, subject to extension to May 31, 1998 as provided in the Loan Agreement, or earlier as provided in the Loan Agreement.

      (ii) The final date on which the principal balance hereunder, and all accrued and unpaid interest thereon, shall be due and payable shall be November 30, 1998, which shall be deemed the Maturity Date. The Maturity Date shall be subject to extension to May 31, 1999 as provided in the Loan Agreement. The Loan shall nevertheless require certain earlier principal payments as set forth in the Loan Agreement and Reimbursement Agreement. Also, the Loan shall nevertheless be subject to acceleration and payment in full at any earlier time upon the occurrence of any Default hereunder.

      H.    Interest due on any Libor Portion on the Contract Payment
Date of its covering Contract, or on the date of termination, breakage, or other disposition of its corresponding Contract, or any earlier date as provided herein, and interest due in respect of Floating Rate Funds, and principal payments, must and shall be paid to the Bank and received by the Bank by 10:00 a.m. (Chicago, Illinois time) on the date such payment is due in accordance with the foregoing.

      I. All payments of principal and interest made on account of the indebtedness evidenced by this Note shall be made in currency of the United States of America which shall be legal tender for public and private debts at the time of payment in immediately available funds.

3.    LIBOR

      A. Maker shall not have the right to cause the termination, breakage or other disposition of all or any part of any one or more Contracts without the prior express consent of the Bank; and Maker shall cause such termination, breakage or other disposition upon express direction by the Bank.

      B. Unless otherwise expressly consented to by the Bank in each instance Maker shall cause each LIBOR Contract to be in an amount which is an increment of TEN THOUSAND AND 00/100 DOLLARS ($10,000) and which amount is not less than ONE MILLION AND 00/100 DOLLARS ($1,000,000).

      C. Provided no Default has occurred hereunder, Maker shall have the right to elect, from time to time during the term of the Loan, to convert (1) all or one or more portions (but not less than $1,000,000) of the then outstanding Floating Rate Funds and/or (2) the whole or any one or more portions (but not less than $1,000,000) of any then-existing LIBOR Portion (because the corresponding Contract Payment Date has occurred or Maker has elected to cause the termination, breakage or other disposition of the Contract, as permitted by, and subject to the conditions, including payment of Funding Costs, provided hereinafter) to a new LIBOR Portion, subject to:

      (1)   the Bank's receiving notice of the election not less than two
(2) Banking Days prior to the date requested by Maker for commencement of the Contract Period of the new Contract required to cover the new LIBOR Portion;

      (2) the availability to the Bank of a Contract to cover such new LIBOR Portion effective on the requested date of commencement for the Contract Period;

      (3) Maker paying any additional costs incurred by the Bank from time to time which is attributable to such new LIBOR Portion;

      (4) the Bank being able to terminate, break, or otherwise dispose of the existing Contract;

      (5) If required by the Bank because the Bank is obligated to pay accrued interest on the existing Contract upon its termination, breakage or other disposition, Maker paying all interest accrued on said LIBOR Portion; and

      (6) Maker paying any Funding Costs incurred by the Bank as a result of the termination, breakage or other disposition of the existing Contract.

If, on or before a date two (2) Banking Days before the end of the then current Contract Period for any LIBOR Portion, Lender does not receive a notice of election of a rate based upon the LIBOR Rate and the Contract Period as to such LIBOR Portion, Maker shall be deemed to have elected to convert such advance to Floating Rate Funds at the expiration of the then current Contract Period.

      D. Without the prior written consent of the Bank, the Contract Periods must be selected so that at no time shall there be more than eight
(8) different "Interest Selections" (as such term is hereinafter defined) in effect at the same time with respect to the principal balance outstanding hereunder. For the purposes of this paragraph, an "Interest Selection" shall mean each single applicable interest rate and the corresponding Contract Period (unless the rate is the Floating Rate in which case no Interest Period is selected) in effect from time to time pursuant to the provisions of this Note.

      E. To further evidence any LIBOR Portion, Maker shall execute such additional notes as may be requested by the Bank. Any such additional notes shall be in form reasonably satisfactory to the Bank and thereupon this shall be endorsed to reflect the rate allocation of principal to the notes representing the LIBOR Portion and the fact that it is a duplicate of a portion of this Note.

      F. Maker from time to time, upon written request from Lender, shall deliver a written acknowledgement in form reasonably satisfactory to Lender and indicating, as of the date thereof: (a) the respective portions of the Loan which bear interest at the Floating Interest Rate, (b) the respective portions of the Loan which bear interest at the LIBOR Based Rate and the respective LIBOR Based Rate(s) applicable thereto, and (c) the respective Conversion Date(s) applicable to any and all LIBOR Portion(s).

      G. It is understood that the cost to the Bank of providing Maker with LIBOR Based Rates may fluctuate as a result of the applicability of, or changes in, any treaty, statute, rules and regulations, or in the interpretation thereof, or any directive, guideline or requirement by a central bank or fiscal authority (whether or not having the force of law), including, without limitation, any reserve or special deposit requirements imposed by the Board of Governors of the Federal Reserve System ("Board"), including, but not limited to, reserve requirements under Regulation D of the Board in connection with Eurocurrency Liabilities (as defined in Regulation D) at the ratios provided for in Regulation D from time to time (collectively, the "Imposition Requirements"). Maker agrees to pay the Bank from time to time such additional amounts as shall be necessary to compensate the Bank for the portion of the cost of providing Maker with Libor Based Rates resulting from any and all such Imposition Requirements. It is agreed that for purposes of this paragraph, upon election of LIBOR Based Rates by Maker,the Libor Portion then outstanding shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D. Without limiting the generality of the foregoing, if the Bank determines that compliance with any one or more of such Imposition Requirements affects or would affect the amount of capital required or expected to be maintained by the Bank, or any corporation controlling the Bank, and that the amount of such capital is required to be increased by or based upon the Loan or existence of the commitment of the Bank to lend pursuant to the Loan Agreement and all other commitments and loans of this type of the Bank and such other entity, then upon demand by the Bank, Maker shall immediately pay to the Bank from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank in the light of such circumstances, to the extent that such increase in capital is reasonably determined by the Bank to be allocable directly or indirectly to the existence of the commitment to disburse amounts evidenced hereby. In addition, in the event that after the date hereof any one or more of the Imposition Requirements shall occur which shall, exclusively as a result of Maker's election of LIBOR Based
Rates:

      1.    subject the Bank to any tax with respect to the LIBOR
Portions then-outstanding (other than any tax on the overall net income of the Bank, imposed by the United States of America or by the jurisdiction in which the Bank has its principal office or any political subdivision or taxing authority therein); or

      2. change the basis of taxation of any payment to the Bank of principal of or interest on the LIBOR Portions then outstanding or other fees and amounts payable under this Note, or any combination of the foregoing; or

      3. impose, modify or deem applicable any reserve, deposit or similar requirement against any assets held by, deposits with or for the account of, or loans or commitments by, an office of the Bank; or

      4. impose any other costs upon the Bank or impose upon the Bank or the Interbank Market any other condition with respect to the Loan or this Note,
and if the result of any of the foregoing shall be to increase the actual cost to the Bank of providing Maker with LIBOR Based Rates under this Note or to reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by the Bank under this Note, or to require the Bank to make any payment in connection with the LIBOR Portions then outstanding, then in each such case Maker shall pay to the Bank such amounts as shall be necessary to compensate the Bank for such cost, reduction or payment. The Bank shall deliver to Maker from time to time one or more remittance forms setting forth the amounts due to the Bank under this Paragraph, and the changes in the reserve requirements as a result of which such amounts are due and the manner of computing such amounts. Maker shall pay to the Bank the amounts shown as due on any such form within ten (10) days after its receipt of the same. No failure on the part of the Bank to demand compensation under this paragraph on any occasion shall constitute a wavier of its right to demand such compensation on any other occasion. The protection of this paragraph shall be available to the Bank regardless of any possible condition of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by the Bank for compensation hereunder. A certificate as to any such amounts submitted to the Maker by the Bank pursuant to this paragraph shall be conclusive and binding for all purposes, absent manifest error.

      H. If any change after the date hereof in law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for the Bank to provide Maker with LIBOR Based Rates or to give effect to its obligations as contemplated hereby with respect to providing Maker with LIBOR Based Rates, or if the Bank shall determine that by reason of circumstances affecting the Interbank Market generally adequate and fair means do not or will not exist for determining the LIBOR Based Rate, then, by written notice to Maker, the Bank may declare that the Bank will not thereafter provide Maker with LIBOR Based Rates, whereupon Maker shall be prohibited from electing LIBOR Based Rates unless such declaration is subsequently withdrawn, and interest on all principal from time to time outstanding hereunder shall thereupon be paid at the Floating Rate.

      I. The Bank may fund all or any portion of any LIBOR Portion as it may see fit, whether by purchasing dollar deposits in the Interbank Market, or otherwise. For purposes of this Note, it shall be conclusively presumed that the Bank has elected to fund all LIBOR Portions by purchasing such dollar deposits, and the Maker shall be bound to all provisions herein contained concerning LIBOR Based Rates whether or not the Bank has in fact funded any LIBOR Portion in such manner.

4.    Prepayment

      A. The portion of this Note comprised of Floating Rate Funds may be prepaid, either in whole or in part, without penalty or premium, at any time and from time to time as set forth below. The portion of this Note comprised of a LIBOR Portion may be prepaid only on the Contract Payment Date applicable thereto. If Maker shall now or hereafter have a right to prepay such LIBOR Portion by operation of law or otherwise, such prepayment must be accompanied by a simultaneous payment of all Funding Costs, and accrued interest on any covering Contract which the Bank is obligated to pay, attributable to any such LIBOR Portion which is being prepaid in whole or in part. For purposes hereof, upon acceleration of this Note, the portion of this Amended and Restated Note comprised of a LIBOR Portion having a Contract Payment Date subsequent to the date of acceleration shall nevertheless be due and payable and payment therefor must be accompanied by payment of any such Funding Costs and accrued interest on any covering Contract attributable to any such LIBOR Portion and any foreclosure decree entered with respect to the Loan shall include such Funding Costs and accrued interest.

      B. Prior to the occurrence of any Default thereunder, subject to the foregoing provisions as to any LIBOR Portions, a prepayment may be made on not less than fifteen (15) days' prior written notice of the principal balance of this Note, in whole or in part; provided, however, that each prepayment shall be accompanied by a payment of all interest accrued as of that date on the principal balance outstanding hereunder. Any partial prepayment must be made in an amount which is an integral multiple of One Hundred Thousand Dollars ($100,000.00).

5.    Default; Default Interest Rate

      A. The occurrence of any one or more of the following events shall constitute a "Default" hereunder:

      (i) if Maker shall fail to pay any principal or any interest when due in accordance with the terms of this Note,

      (ii) if Maker shall fail to promptly comply with any of its other agreements herein or with any other requirement herein,

      (iii) if an Event of Default (as defined in the Loan Agreement, the Reimbursement Agreement, any one or more of the Mortgages or any one or more of the Additional Collateral Documents) shall occur,

      (iv)       if a Transfer shall occur, and/or

      (v) if there shall occur a "Default" as defined in and under that certain Amended and Restated Note of even date herewith made by Maker payable to the order of Bank in the principal amount of Twenty Million and 00/100 Dollars ($20,000,000) (the "Amended and Restated $20,000,000 Note");

      B. If a Default hereunder shall occur then the entire unpaid principal balance due hereunder shall thereafter bear interest during the period such Default shall continue at the Default Interest Rate. Upon any such Default the Bank is expressly authorized to apply all payments received on any amounts due hereunder or under the terms of any one or more of the Loan Agreement, the Reimbursement Agreement, the Mortgages and any one or more of the Additional Collateral Documents, as the Bank may determine. The Bank shall be entitled to receive payment in full of all interest accruing hereon subsequent to the filing of a petition or the taking of any other action commencing a bankruptcy, reorganization, arrangement or other similar proceeding or which would accrue but for such proceeding or action.

      C. If a Default hereunder shall occur then the whole of the principal amount remaining unpaid under this Note, together with all accrued interest thereon, at the election of the Bank and without notice to Maker or any other person or entity, shall become immediately due and payable, together with all costs, fees and expenses incurred by the Bank on account of or in connection with the collection and enforcement of this note and in connection with the protection or realization on any security, and all other costs, fees and expenses of the Bank described in Paragraphs 3, 8 and otherwise as provided in this Note, and the Bank may thereupon exercise any one or more of the following remedies at any time and from time to time singularly, successively or together and in such order and when and as often as the Bank in its sole direction may from time to time may determine: (i) bring an action against Maker for the whole or any part of the indebtedness evidenced by this Note plus any or all of such costs, fees and expenses, (ii) proceed to foreclose any one or more of the Mortgages, (iii) proceed to exercise any one or more of the other rights and remedies available under any one or more of this Note, the Mortgages, the Reimbursement Agreement, the Loan Agreement, and/or any one or more of Additional Collateral Documents, (iv) proceed against any guaranty or guarantees, and/or (v) proceeds to exercise any other rights and remedies available at law or in equity.

6.    Loan Agreement; Collateral

      This Note evidences advances of loan proceeds pursuant to the Loan Agreement by and between Maker and the Bank. This Note is secured and in the future may be secured by certain documents and instruments, including without limitation the following:

            A. One or more mortgages, deeds of trust and/or deeds to secure debt (collectively the "Mortgages") heretofore, concurrently and/or hereafter granted to the Bank by various mortgagors encumbering certain real estate, the buildings and improvements now or hereafter located thereon, and certain other property (collectively, the "Mortgaged Premises");

            B. One or more collateral assignments heretofore, concurrently and/or hereafter granted to the Bank by the Maker of Maker's interest in the partnerships and/or corporations owning various of the Mortgaged Premises, one or more pledges and assignments now or hereafter granted to the Bank by Maker or its affiliates of their interests in Designated Debt Instruments (as defined in the Loan Agreement), and certain other documents and instruments creating a security interest in, pledging or otherwise covering certain items of collateral by certain persons and entities, including, without limitation, assignments of leases and rents, and security agreements, all as set forth in the Loan Agreement (herein collectively referred to as the "Additional Collateral Documents").

The Bank is entitled to the benefits of the Loan Agreement, the Reimbursement Agreement, the Mortgages and the Additional Collateral Documents and may enforce the agreements, obligations and undertakings of Maker and others (or any of them) contained therein and exercise the rights and remedies provided for thereby, or otherwise in respect thereof, all in accordance with the terms thereof. Maker may not deduct, set off or withhold from any payments of principal or interest under this Note the amount of any claim made by Maker against the Bank pursuant to any agreement, instrument, document, litigation or settlement.

7.    Transfer

      One or more of the Mortgages provides that it shall be an immediate Event of Default thereunder without notice if without the prior written consent of the mortgagee thereunder, the mortgagor thereunder shall create, effect or consent to or suffer or permit any one or more of certain conveyances, sales, assignments, transfers, liens, pledges, mortgages, security interests or other encumbrances or alienations (any of the foregoing hereinafter called a "Transfer") concerning or with respect to certain of (a) the Mortgaged Premises which is the subject thereof, (b) the beneficial interest of any trustee which is the mortgagor thereof, (c) the shares of stock of any corporation which is (i) said mortgagor, (ii) the owner of all or any part of said beneficial interest in said mortgagor or all or any part of the interest in any partnership or joint venture which is the said mortgagor or (iii) the owner of all or any part of the beneficial interest of any trustee mortgagor, or (d) all or any part of the interest of any partner or joint venturer in any partnership or joint venture which is (i) said mortgagor or (ii) the owner of all or any part of the beneficial interest of any trustee mortgagor. The said provisions of the Mortgages are incorporated by reference herein as if fully set forth herein. The Loan Agreement and/or one or more of the Collateral Assignments of the Designated Debt Instruments (as defined in the Loan Agreement), provides that it shall be an immediate Event of Default thereunder without notice if without the prior written consent of the assignee thereunder, the assignor thereunder shall create, effect, or consent to or suffer or permit any certain Transfers concerning or with respect to certain of (a) the Designated Debt Instruments which are the subject thereof, (b) the beneficial interest of any person or entity which is the assignor thereof, (c) the shares of stock of any corporation which is (i) said assignor, (ii) the owner of all or any part of said beneficial interest in said assignor or all or any part of the interest in any partnership or joint venture which is the said assignor or (iii) the owner of all or any part of the beneficial interest of any trustee assignor, or
(d) all or any part of the interest of any partner or joint venturer in any partnership or joint venture which is (i) said assignor or (ii) the owner of all or any part of the beneficial interest or any trustee assignor. The said provisions of said pledges and assignments are incorporated by reference herein as if fully set forth herein.

8.    Costs, Fees and Expenses

      If at any time or times after the date of this Note, the Bank (a) employs counsel for advice or other representation (i) with respect to any one or more of this Note, the Loan Agreement, the Reimbursement Agreement, the Letter of Credit, Mortgages or any Additional Collateral Documents and/or any guaranty or guarantees, or the administration hereof, (ii) to represent the Bank in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by the Bank, Maker or any other person or entity) in any way or respect relating to any one or more of this Note, the Loan Agreement, the
Reimbursement Agreement, the Letter   of Credit, Mortgages, or any of them,
or any Additional Collateral Documents and/or any guaranty or guarantees, or (iii) to enforce any rights of the Bank against Maker; (b) takes any action with respect to the administration of any one or more of this Note, the Loan Agreement, the Reimbursement Agreement, the Letter of Credit, any one or more of the Mortgages or any of the Additional Collateral Documents and/or any guaranty or guarantees, or to protect, collect, sell, liquidate or otherwise dispose of any collateral securing the obligations of the undersigned hereunder; and/or (c) attempts to or enforces any of Bank's rights or remedies against Maker, then the costs, fees and expenses (including, without limitation, attorneys' fees) incurred by the Bank in any manner or way with respect to any of the foregoing shall be part of the obligations of Maker hereunder, payable by Maker to the Bank on demand.

9.    Business Loan

      Maker represents and agrees that the proceeds of the loan evidenced by this Note will be used solely for business purposes and in accordance with all applicable laws, and that the principal obligation evidenced hereby constitutes a business loan.

10.   Application of Payments

      All payments on account of the indebtedness evidenced by this Note shall be first applied to accrued and unpaid interest on the unpaid principal balance and the remainder to installments of the outstanding principal balance in the inverse order of the maturity of such installments of principal. From and after the occurrence of a Default hereunder, the Bank is expressly authorized to apply payments made under this Amended and Restated Note as the Bank may elect against any or all amounts, or portions thereof, then due and payable hereunder or under the Mortgages, the Reimbursement Agreement, the Loan Agreement or any of the Additional Collateral Documents, the outstanding principal balance due under this Note, the unpaid and accrued interest due under this Note, or any combination of the foregoing.

11.   Waivers; Amendments

      A. If the Bank (i) grants any extension of time or forbearance with respect to the payment of any of the indebtedness evidenced hereby or with respect to the performance of any of the other obligations of Maker hereunder or of Maker or others under any one or more of the Loan Agreement, the Reimbursement Agreement, the Letter of Credit, the Mortgages, or any of them, any of the Additional Collateral Documents or any guaranty or guarantees; (ii) takes other or additional security and/or any guaranty or guaranties for the payment hereof; (iii) waives or fails to exercise any right granted herein or under the Mortgages, or any of them, the Loan Agreement, the Letter of Credit, the Reimbursement Agreement, or any one or more of the items of Additional Collateral Documents, or any guaranty or guaranties; (iv) any release, with or without consideration, of the whole or any part of the security and/or any guaranty or guaranties held for the payment of the indebtedness evidenced hereby; (v) amends or modifies in any respect with or without the consent of Maker any of the agreements, obligations, terms, provisions and conditions hereof or of the Mortgages, or any of them, the Loan Agreement, the Reimbursement Agreement, the Letter of Credit, any one or more of the Additional Collateral Documents, or any guaranty or guaranties; (vi) consents to the filing of any map, plat, replat or condominium declaration affecting all or any part of the Mortgaged Premises; (vii) consents to the granting of any easement or other right affecting all or any part of the Mortgaged Premises; (viii) or makes or consents to any agreement subordinating the lien of the Mortgages, or any of them, or any of the Additional Collateral Documents, then and in any such event, such act or omission to act shall not release, discharge, modify, change or affect (except to the extent of changes referred to in clause (v) above effected with the consent of the Bank) the liability under this Note, or under the Mortgages, or any of them, the Loan Agreement, the Reimbursement Agreement, any of the Additional Collateral Documents, or any guaranty or guaranties, and any such act or omission to act shall not release Maker hereunder or under the Loan Agreement or Reimbursement Agreement, or mortgagor under any one or more of the Mortgages, or any other person or entity executing any of the Additional Collateral Documents or any guarantor or guarantors of this Note, under any agreement, obligation, term, provision or condition of this Amended and Restated Note or of the Mortgages, or any of them, or of the Loan Agreement, or the Reimbursement Agreement, or of any of the Additional Collateral Documents or of any guaranty or guaranties, nor preclude the Bank from exercising any right, power, or privilege herein or therein granted or intended to be granted. No right or remedy of the holder of this Note shall be exclusive of, but shall be in addition to, every other right or remedy now or hereafter existing at law or in equity. No delay in exercising, or omission to exercise, any right or remedy accruing on any default or failure shall impair any such right or remedy, or shall be construed to be a waiver of any such right or remedy, or acquiescence in such default or failure, nor shall it affect any subsequent default or failure of the same or a different nature. The rights and remedies of the Bank arising under the agreements, obligations, terms, provisions and conditions contained in this Note and in the Mortgages, and each of them, the Loan Agreement, the Reimbursement Agreement, all of the Additional Collateral Documents and any guaranty or guaranties, and each of them, shall be separate, distinct and cumulative and none of them shall be in exclusion of the others and no act of the Bank shall be construed as an election to proceed under any of the provisions herein or in such other documents to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding, and every such right or remedy may be exercised concurrently or independently, and when and as often as the Bank may determine. A waiver in one or more instances of any of the agreements, obligations, terms, provisions or conditions hereof or of the Mortgages, or any of them, the Loan Agreement, the Reimbursement Agreement any of the Additional Collateral Documents or any guaranty or guaranties, shall apply to the particular instance or instances and at the particular time or times only, and no such waiver shall be deemed a continuing waiver, but all of the agreements, obligations, terms, provisions and conditions of this Amended and Restated Note and of such other documents shall survive and continue to remain in full force and effect.

      B. Without limiting the generality of the provisions of Paragraph 11A hereof, Maker, for itself and for all others who may become liable for all or any part of the indebtedness evidenced hereby, whether primarily or secondarily, and for the heirs, legal representatives, successors and assigns of each and all of the foregoing, expressly, to the fullest extent permitted by law, (i) waives and renounces any and all homestead and exemption rights and the benefit of all valuation and appraisement rights in respect thereof, (ii) waives presentment and demand for payment, demand, notice of dishonor, non-payment, protest, notice of protest and diligence in collection, and all other notices in connection with the performance, default or enforcement of the payment and performance hereunder, (iii) consents to any extension of time, release of any party liable for this obligation, release of any security for this Note, acceptance of other security therefor and any other compromise, settlement, renewal, indulgence or forbearance whatsoever, and any such extension, release, compromise, settlement, renewal, indulgence or forbearance may be made without notice to any party and without affecting the personal liability of Maker or any other party or the lien of the Mortgages, (iv) agrees that the liability of Maker shall be unconditional and without regard to the liability of any other person or entity for the payment hereof and (v) consents to the addition of any and all other makers, indorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agrees that the addition of any such obligors or security shall not affect the liability of Maker for the payment hereof.

      C. All amounts payable under this Note are payable without relief from valuation or appraisement laws.

12.   Savings Clause

      A. Maker and the Bank intend and believe that each provision in this Note comports with all applicable law. However, if any provision in this Amended and Restated Note is found by a court of law to be in violation of any applicable law, and if such court should declare such provision of this Note to be unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Note shall be construed as if such unlawful, void or unenforceable provision were not contained, and that the rights, obligations and interests of the Maker and the Bank under the remainder of this Amended and Restated Note shall continue in full force and effect; provided, however, that if any provision of this Note which is found to be in violation of any applicable law concerns the imposition of interest hereunder, the rights, obligations and interests of Maker and the Bank with respect to the imposition of interest hereunder shall be governed and controlled by the provisions of the following paragraph.

      B. Nothing in this Amended and Restated Note or in the Loan Agreement, Reimbursement Agreement, Mortgages or Additional Collateral Documents shall be construed or shall so operate, either presently or prospectively, (a) to require Maker to pay interest at a rate greater than is at any time lawful in such case to contract for but shall require payment of interest only to the extent of such lawful rate, or (b) to require Maker to make any payment or do any act contrary to law. If it should be held that the interest payable under this Note or in the Loan Agreement, the Reimbursement Agreement, Mortgages, or any of them, or any of the Additional Collateral Documents is in excess of the maximum permitted by law, the interest chargeable hereunder (whether included in the face amount or otherwise) shall be reduced to the maximum amount permitted by law, and any excess of the said maximum amount permitted by law shall be cancelled automatically and, at the option of the Bank, if theretofore or thereafter paid, shall be either refunded to Maker or credited to the principal balance of this Note and applied to the payment of the last maturing installment or installments of the indebtedness evidenced hereby (whether or not then due and payable) and not to the payment of interest.

13.   Applicable Law; Venue

      A. This Note and the Loan Agreement, Mortgages, Reimbursement Agreement and Additional Collateral Documents have been negotiated and delivered at Chicago, Illinois and all funds disbursed to or for the benefit of Maker have been disbursed in Chicago, Illinois. The Loan is being administered in Illinois. Maker and the Bank have bargained for and expressly do hereby agree that this Note shall be governed by and construed under the internal substantive laws of the State of Illinois.

            ANY LITIGATION BASED ON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BANK OR MAKER IN RESPECT HEREOF, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT BANK'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. MAKER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, AND THE COURTS OF ANY SUCH OTHER STATE, FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. MAKER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE AT THE ADDRESS OF MAKER STATED ABOVE OR AT ANY OTHER ADDRESS OF MAKER WITHIN OR WITHOUT THE STATE OF ILLINOIS. MAKER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE PLACE OR VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT MAKER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, MAKER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS NOTE.

      THE BANK AND MAKER HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN MAKER AND BANK ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN MAKER AND BANK IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO THE FINANCING TRANSACTIONS WITH MAKER. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK'S ABILITY TO PURSUE ITS REMEDIES.

14.   Notices

      All notices and demands required to be given to or by and/or served upon Maker under this Note shall be in writing and shall be delivered in person or by United States Registered Mail, return receipt requested, postage prepaid, addressed to Maker in care of

      In the case of Maker, to:

            Banyan Strategic Realty Trust
            150 South Wacker Drive
            Suite 2900
            Chicago, Illinois  60606
            Attention:  Robert G. Higgins

      with a copy to:

            Shefsky & Froelich
            444 North Michigan Avenue
            24th Floor
            Chicago, Illinois  60611
            Attention:  James M. Teper

      In the case of Lender, to:

            American National Bank and Trust Company of Chicago
            33 North LaSalle Street
            Chicago, Illinois  60690
            Attention:  Peter C. Malecek
                        Vice President

      with a copy to:

            Altheimer & Gray
            10 S. Wacker Drive, Suite 4000
            Chicago, Illinois  60606
            Attention:  James S. Gray

Notices and demands served in the manner aforesaid shall be deemed sufficiently given or served for all purposes under this Note at the time any such notice or demand shall be delivered, or on the date shown on the return receipt, as the case may be. Maker and/or the Bank may change the address at which notice may be served by notice to the other as above required.

      Maker hereby authorizes the Bank to effect Adjusted LIBOR Rate selection choices or choices based on telephonic notices made by any person or persons whom the Bank in good faith believes to be authorized to act on behalf of Maker. Maker agrees to confirm to the Bank promptly any telephonic rate selection notice in writing signed by an authorized officer or other person designated by Maker in writing. If the written confirmation differs in any material respect from the action taken by the Bank, the records of the Bank shall govern. Maker hereby agrees to indemnify and hold Lender harmless from any loss or expense the Bank might incur in acting in good faith as provided in this paragraph on the request of any unauthorized person.

15.   Assignment

      Upon any endorsement, assignment, or other transfer of this Note by the Bank or by operation of law, the term "Bank" as used herein shall mean such endorsee, assignee, or other transferee or successor to the Bank then becoming the holder of this Note. This Note shall inure to the benefit of the Bank and its legal representatives, successors and assigns and shall be binding upon Maker and its legal representatives, successors and assigns. The term "Maker" as used herein shall include the respective successors, assigns, and legal representatives of Maker.

16.   Time of Essence

      Time is of the essence hereof and of the performance of each and all of the obligations of Maker hereunder.

17.   Headings

      The seventeen (17) numbered paragraph headings hereunder are for reference and convenience only and are not intended to be substantive and shall not be deemed to limit or otherwise affect the remainder of this Note.

      IN WITNESS WHEREOF, the undersigned has executed this Note as of the date and year first set forth above.


                                     MAKER

                                     Banyan Strategic Realty Trust, a
Massachusetts business trust



                                     By:           /s/ Jay E. Schmidt
                                     Its:          Vice President